- 2 - UNITED STATES DISTRICT COURT DISTRICT OF KANSAS CINDY MALONEY, Derivatively on Behalf of CURO GROUP HOLDINGS CORP. and as Executrix of Estate of Melvyn Klein, Plaintiff, v. DONALD F. GAYHARDT, CHRIS MASTO, DOUG RIPPEL, DALE E. WILLIAMS, DAVID M. KIRCHHEIMER, MIKE MCKNIGHT, ELIZABETH WEBSTER, CHAD FAULKNER, ANDREW FRAWLEY, GILLIAN VAN SCHAICK, KAREN WINTERHOF, WILLIAM BAKER, and ROGER W. DEAN, Defendants, and CURO GROUP HOLDINGS CORP., Nominal Defendant. Case No. 2:21-cv-02308-KHV-TJJ PATRICK AYERS and JOHN WATT, Derivatively on Behalf of CURO GROUP HOLDINGS CORP., Plaintiff, v. CHAD FAULKNER, ANDREW FRAWLEY, DON GAYHARDT, DAVID M. KIRCHHEIMER, CHRIS MASTO, MIKE MCKNIGHT, DOUG RIPPEL, DALE E. WILLIAMS, KAREN WINTERHOF, WILLIAM BAKER, ROGER W. DEAN, FRIEDMAN FLEISCHER & LOWE CAPITAL PARTNERS II, L.P., FFL EXECUTIVE PARTNERS II, L.P., and FFL PARALLEL FUND II, L.P., Defendants, and CURO GROUP HOLDINGS CORP., Nominal Defendant. Case No. 2:21-cv-02311-KHV-TJJ Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 2 of 27

- 3 - AMENDED STIPULATION OF SETTLEMENT This Amended Stipulation of Settlement dated as of June 24, 2022 (the “Amended Stipulation”), is made and entered into by and among the following parties, and by and through their respective counsel in the Actions1: (i) plaintiff Cindy Maloney, as Executrix of the Estate of Melvyn Klein, (“Maloney”), (ii) plaintiff Patrick Ayers (“Ayers”), and (iii) plaintiff John Watt (“Watt”, and collectively with Maloney and Ayers, “Plaintiffs”), derivatively on behalf of CURO Group Holdings Corp. (“CURO” or the “Company”); (iv) individual defendants Donald F. Gayhardt (“Gayhardt”), Chris Masto (“Masto”), Doug Rippel (“Rippel”), Dale E. Williams (“Williams”), David M. Kirchheimer (“Kirchheimer”), Mike McKnight (“McKnight”), Elizabeth Webster (“Webster”), Chad Faulkner (“Faulkner”), Andrew Frawley (“Frawley”), Gillian Van Shaick (“Van Shaick”), Karen Winterhof (“Winterhof”), William Baker (“Baker”), and Roger W. Dean (“Dean”) (the “Individual Defendants”); (v) defendants Friedman Fleischer & Lowe Capital Partners II, L.P., FFL Executive Partners II, L.P., and FFL Parallel Fund II, L.P. (the “FFL Defendants”), and (vi) nominal defendant CURO (together with Plaintiffs, the Individual Defendants, and the FFL Defendants, the “Settling Parties”). The Amended Stipulation, which supersedes the Stipulation of Settlement signed by the Settling Parties on May 6, 2022, is intended to fully, finally, and forever resolve, discharge, and settle the Released Claims, subject to the approval of the Court and the terms and conditions set forth in this Amended Stipulation. I. THE LITIGATION The initial complaints in the Related Derivative Actions, entitled Klein v. Gayhardt, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.) (the “Klein Complaint”), and Ayers v. Faulkner, Case No. 2:21-cv-02311-KHV-TJJ (D. Kan.) (the “Ayers/Watt Complaint”), were shareholder derivative 1 All capitalized terms not otherwise defined are defined in Section IV, ¶1. Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 3 of 27

- 4 - actions filed in the United States District Court for the District of Kansas (the “Court”) on July 15, 2021 and July 16, 2021, respectively. The Klein Complaint asserted claims for breach of fiduciary duty and waste of corporate assets under Delaware law against defendants Gayhardt, Masto, Rippel, Williams, Kirchheimer, McKnight, Webster, Faulkner, Frawley, Van Schaick, and Winterhof; unjust enrichment under Delaware law against defendant Baker; violations of Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC Rule 10(b)-5 against all of the Individual Defendants; and violations of Section 20(a) of the Exchange Act against defendant Gayhardt. The Ayers/Watt Complaint arose from substantially similar facts and asserted claims for breach of fiduciary duty, unjust enrichment, abuse of control, and waste of corporate assets under Delaware law against defendants Faulkner, Frawley, Gayhardt, Kirschheimer, Masto, McKnight, Rippel, Williams, Winterhof, Baker, and Dean; a claim for contribution under Sections 10(b) and 21D of the Exchange Act against defendants Gayhardt, Rippel, Faulkner, and McKnight; a claim for insider trading against defendants Faulkner and McKnight; and claims for aiding and abetting breaches of fiduciary duty and aiding and abetting insider trading against the FFL Defendants. Specifically, the Klein Complaint and the Ayers/Watt Complaint alleged that the Individual Defendants failed to disclose the short-term negative impact that CURO’s transition from single- pay to open-end loans in the Ontario market would have on its ability to achieve its financial guidance. The Complaints also alleged that pre-suit demand on the Company’s Board of Directors (the “Board”) would be futile because there was reason to doubt that a majority of the members of the Board could respond disinterestedly and/or independently to a demand. On September 30, 2021, counsel for plaintiff Klein filed a Suggestion of Death as to Klein after counsel for Klein informed counsel for Defendants that Klein had recently passed away; that an Estate proceeding has been commenced in Surrogate’s Court in the State of New York; and that Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 4 of 27

- 5 - the Executor, once appointed by the New York Court, intended to substitute into the litigation. On March 4, 2022, plaintiff Klein, by and through Cindy Maloney, the Executrix of the Klein Estate, moved that the Court substitute Maloney in plaintiff Klein’s place as plaintiff in the Klein action, which the Court granted on March 7, 2022. The case is now titled Maloney v. Gayhardt, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.). Over the last several months, the Settling Parties have engaged in good faith discussions regarding the most efficient way to proceed with the Maloney and Ayers/Watt actions (the “Related Derivative Actions” or the “Actions”), including settlement. During those negotiations, the Court granted several motions for an extension of time for Defendants to answer or otherwise respond to the respective Complaints. On March 10, 2022, the Settling Parties informed the Court that the parties had reached an agreement to settle the Related Derivative Actions and jointly requested that the Court vacate Defendants’ March 14, 2022 deadline to answer or otherwise respond to the Complaints. The Court granted this joint motion on March 11, 2022, which provided that Plaintiffs file a Stipulation of Settlement and a motion for preliminary approval of the settlement by May 9, 2022, subject to the Court’s approval. The terms of the agreement to settle the Related Derivative Actions were memorialized in a Memorandum of Understanding, which was executed by the Settling Parties on March 14, 2022. Thereafter the Settling Parties drafted a formal Stipulation of Settlement with supporting exhibits, which was executed on May 6, 2022, and filed the Stipulation of Settlement along with an Unopposed Motion for Preliminary Approval. On May 11, 2022, the Court issued a text order overruling Plaintiffs’ Motion for Preliminary Approval, which stated that “the Court cannot find that publication of the Notice in the manner set forth in 3.3 of the Stipulation is the best notice practicable under the circumstances and constitutes due and sufficient notice to all persons entitled to notice of the proposed settlement. Specifically, the parties have not shown that . . . individual Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 5 of 27

- 6 - notice in addition to notice set forth in 3.3 is otherwise impracticable.” Text Order, Maloney v. Gayhardt, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.), Dkt No. 31; Text Order, Ayers and Watt v. Faulkner, Case No. 2:21-cv-02311-KHV-TJJ (D. Kan.), Dkt. No. 29. On June 13, Magistrate Judge Teresa J. James issued a text order setting the deadline for Plaintiffs to re-file a motion for preliminary approval by June 24, 2022. II. PLAINTIFFS’ CLAIMS AND THE BENEFITS OF SETTLEMENT Plaintiffs believe that the claims asserted in the Related Derivative Actions have merit and that the evidence developed to date supports the claims. However, Plaintiffs and their counsel recognize and acknowledge the expense and length of continued proceedings that would be necessary to prosecute the Actions against Defendants through trial and through appeals. Plaintiffs and their counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Related Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their counsel also are cognizant of the inherent problems of establishing standing in derivative litigation and the possible defenses to the claims alleged in the Related Derivative Actions. Plaintiffs and their counsel believe that the Settlement set forth in the Amended Stipulation confers substantial benefits upon CURO and Current CURO Shareholders. Based on their evaluation, Plaintiffs and their counsel have determined that the Settlement set forth in the Amended Stipulation is in the best interests of CURO and Current CURO Shareholders and is fair, reasonable, and adequate, and have agreed to settle the Related Derivative Actions upon the terms and subject to the conditions set forth herein. III. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY CURO, the Individual Defendants, and the FFL Defendants (collectively, “Defendants”), individually and collectively, deny each and all of the claims and contentions alleged by Plaintiffs in the Related Derivative Actions and affirm that they have acted properly, lawfully, and in full Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 6 of 27

- 7 - accord with their fiduciary duties, at all times. Further, Defendants deny all charges of wrongdoing, fault liability, or damage against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Related Derivative Actions and deny that they have ever committed or attempted to commit any violations of law or any wrongdoing whatsoever. Without limiting the foregoing, each of the Defendants denies that they or any other current or former CURO directors or officers breached their fiduciary duties or any other duty owed to CURO, or that Plaintiffs, CURO, or CURO’s shareholders suffered any damage or were harmed as a result of any conduct alleged in the Related Derivative Actions or otherwise. Each of the Individual Defendants also asserts that at all relevant times, he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of CURO and its shareholders. Defendants also deny and continue to believe that Plaintiffs lack standing to assert claims on CURO’s behalf. Had the terms of this Amended Stipulation not been reached, Defendants would have contested Plaintiffs’ allegations vigorously and maintain that they have meritorious defenses to all claims alleged in the Related Derivative Actions. Nonetheless, and without admitting the validity of any of the claims asserted in the Complaints, or any liability or wrongdoing with respect thereto, Defendants have concluded that further defense of the Related Derivative Actions would be protracted, time consuming, disruptive, burdensome, and expensive and that it is desirable that the Related Derivative Actions be fully and finally settled in the manner and upon the terms and conditions set forth in this Amended Stipulation. Defendants also considered the uncertainty and risks inherent in any litigation, especially in complex cases such as the Related Derivative Actions. Defendants have therefore determined that it is desirable and beneficial to them to settle the Related Derivative Actions in the manner and upon the terms and conditions set forth in this Amended Stipulation, and that the Settlement is fair, reasonable, adequate, and in the best interests of CURO and Current CURO Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 7 of 27

- 8 - Shareholders. Further, without admitting the validity of any of the claims asserted in the Complaints, or any liability or wrongdoing with respect thereto, Defendants agree, based upon the publicly available information, that the Related Derivative Actions were asserted in good faith and are being settled voluntarily by Defendants, after consultation with competent legal counsel. IV. TERMS OF AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Plaintiffs and Defendants, by and through their respective counsel, that, subject to the approval of the Court, the Related Derivative Actions and the Released Claims shall be finally and fully compromised, settled, and released, and the Related Derivative Actions shall be dismissed with prejudice as to all Settling Parties, and without costs to Defendants of all Released Claims, upon and subject to the terms and conditions of the Amended Stipulation, as follows. 1. Definitions As used in this Amended Stipulation the following terms have the meanings specified below: 1.1 “Actions” means the lawsuits captioned Maloney v. Gayhardt, Case No. 2:21-cv- 02308-KHV-TJJ (D. Kan.) and Ayers v. Faulkner, Case No. 2:21-cv-02311-KHV-TJJ (D. Kan.). 1.2 “Amended Stipulation” means this Amended Stipulation of Settlement, including the recitals and Exhibits hereto. 1.3 “Ayers” means plaintiff Patrick Ayers, together with any of his respective agents, heirs, assigns, predecessors, and/or successors. 1.4 “Board” means the Board of Directors of CURO Group Holdings Corp. 1.5 “Complaints” means the complaints filed in the Actions. 1.6 “Court” means the United States District Court for the District of Kansas. Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 8 of 27

- 9 - 1.7 “CURO” means CURO Group Holdings Corp. 1.8 “Current CURO Shareholders” means all record holders and beneficial owners of the common stock of CURO as of June 24, 2022, who continue to own CURO common stock as of the date of the Settlement Hearing, and their successors-in-interest, excluding the Individual Defendants and other officers and directors of CURO, as well as members of their families, their legal representatives, heirs, successors, or assigns, and any entity in which they have or had a controlling interest. 1.9 “Defendants” means, collectively, nominal defendant CURO, Individual Defendants Donald F. Gayhardt, Chris Masto, Doug Rippel, Dale E. Williams, David M. Kirchheimer, Mike McKnight, Elizabeth Webster, Chad Faulkner, Andrew Frawley, Gillian Van Shaick, Karen Winterhof, William Baker, and Roger W. Dean, and defendants Friedman Fleischer & Lowe Capital Partners II, L.P., FFL Executive Partners II, L.P., and FFL Parallel Fund II, L.P. 1.10 “Defendants’ Counsel” means the law firm Willkie Farr & Gallagher LLP and the law firm Berkowitz Oliver LLP. 1.11 “Effective Date,” or the date upon which this Settlement becomes “effective,” means the first date by which all of the events and conditions specified in ¶6.1 of the Amended Stipulation have occurred or have been waived. 1.12 “Escrow Account” means the interest-bearing account agreed to by all counsel for Plaintiffs into which Defendants shall deposit or cause their insurance carriers to deposit the sum of the Fee Award on behalf of Defendants. 1.13 “Exhibits” means the exhibits attached here to the Amended Stipulation of Settlement. Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 9 of 27

- 10 - 1.14 “Fee Award” means an award of attorneys’ fees and expenses, in an aggregate amount of no more than three hundred and forty five thousand dollars ($345,000), to be paid by CURO or its insurers. 1.15 “FFL Defendants” means Friedman Fleischer & Lowe Capital Partners II, L.P., FFL Executive Partners II, L.P., and FFL Parallel Fund II, L.P. 1.16 “Final” means when the last of the following with respect to the Judgment approving the Amended Stipulation, substantially in the form of Exhibit D attached hereto, shall occur: (i) the expiration of the time to file a motion to alter or amend the Judgment under Federal Rule of Civil Procedure 59(e) without any such motion having been filed; (ii) the time in which to appeal the Judgment has passed without any appeal having been taken; and (iii) if a motion to alter or amend is filed or if an appeal is taken, immediately after the determination of that motion or appeal so that it is no longer subject to any further judicial review or appeal whatsoever, whether by reason of affirmance by a court of last resort, lapse of time, voluntary dismissal of the appeal or otherwise in such a manner as to permit the consummation of the Settlement substantially in accordance with the terms and conditions of this Amended Stipulation. For purposes of this paragraph, an “appeal” shall not include any appeal that concerns only the issue of attorneys’ fees and expenses or the payment of service awards to Plaintiffs. Any proceeding or order, or any appeal or petition for review pertaining solely to the application for attorneys’ fees, costs, or expenses, and/or service awards to Plaintiffs shall not in any way delay or preclude the Judgment from becoming Final. 1.17 “Individual Defendants” means Donald F. Gayhardt, Chris Masto, Doug Rippel, Dale E. Williams, David M. Kirchheimer, Mike McKnight, Elizabeth Webster, Chad Faulkner, Andrew Frawley, Gillian Van Shaick, Karen Winterhof, William Baker, and Roger W. Dean. Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 10 of 27

- 11 - 1.18 “Judgment” means the Final Judgment and Order of Dismissal with Prejudice to be rendered by the Court, substantially in the form attached hereto as Exhibit D, as well as any form of Final Judgment that may be entered by the Court in a form other than the form attached hereto as Exhibit D and where none of the Settling Parties elects to terminate this Settlement by reason of such variance, consistent with the terms of this Amended Stipulation. 1.19 “Maloney” means plaintiff Cindy Maloney, together with any of her respective agents, heirs, assigns, predecessors, and/or successors. 1.20 “Notice” means the notice to Current CURO Shareholders of Proposed Settlement and Dismissal with Prejudice of the Litigation, substantially in the form attached hereto as Exhibit B-1. 1.21 “Person” means a natural person, individual, corporation (and all its divisions and subsidiaries thereof), partnership, limited partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees. 1.22 “Plaintiffs” means Maloney, Ayers, and Watt, collectively. 1.23 “Plaintiffs’ Counsel” means the Law Office of E. Wayne Taff, Gainey McKenna & Egleston, Rigrodsky Law, P.A., and Shuman Glenn & Stecker. 1.24 “Preliminary Approval Order” means the Order to be entered by the Court, substantially in the form attached hereto as Exhibit C. 1.25 “Related Parties” means each of the Defendants’ respective present and former parents, subsidiaries, divisions, and affiliates and the respective present and former employees, members, partners, principals, officers, directors, attorneys, advisors, accountants, agents, auditors, and insurers of each of them; and the predecessors, successors, estates, heirs, executors, Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 11 of 27

- 12 - trusts, trustees, administrators, agents, representatives, and assigns of each of them, in their capacity as such. 1.26 “Released Claims” means any and all actions, suits, claims, demands, rights, sanctions, liabilities, damages, and causes of action, including both known claims and Unknown Claims, whether arising under federal, state, common, or foreign law, (i) that were asserted in the Related Derivative Actions or (ii) that could have been asserted in any forum derivatively on behalf of CURO, or by CURO directly, arising out of or based upon the facts, allegations, transactions, occurrences, matters, or events described in the Related Derivative Actions, provided, however, that the Released Claims shall not include any claims relating to the enforcement of this Amended Stipulation, the Settlement, or the Judgment. 1.27 “Released Persons” means each and all of the Defendants and their Related Parties. 1.28 “Settlement” means the resolution of the Related Derivative Actions in accordance with the terms and provisions of this Amended Stipulation. 1.29 “Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness, and reasonableness of the Settlement. 1.30 “Settlement Terms” means the terms in the Term Sheet (defined below) dated March 14, 2022, attached hereto as Exhibit A. 1.31 “Settling Parties” means, collectively, Defendants and Plaintiffs. 1.32 “Summary Notice of Proposed Settlement” means the summarized form of Notice, substantially in the form attached hereto as Exhibit B-2. 1.33 “Term Sheet” means the Settlement Term Sheet dated March 14, 2022, attached hereto as Exhibit A. 1.34 “Unknown Claims” means any Released Claim(s) that Plaintiffs, CURO, or a Current CURO Shareholder does not know or suspect to exist in their favor at the time of the Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 12 of 27

- 13 - release of the Released Persons, including, but not limited to, claims, which, if known by him, her, or it, might have affected his, her, or its decision with respect to the Settlement, the release of the Released Persons, or the decision not to object to or opt out of this Settlement. With respect to any and all Released Claims against the Released Persons, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, CURO, and the Current CURO Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, any and all provisions, rights, and benefits conferred by the law of any state or territory or other jurisdiction or principle of common law or foreign law that is similar, comparable, or equivalent to California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Plaintiffs, CURO, and each Current CURO Shareholder acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the Released Claims, but they stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, CURO, and each Current CURO Shareholder shall expressly, fully, finally, and forever settle and release any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, accrued or unaccrued, apparent or unapparent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Current CURO Shareholders shall be Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 13 of 27

- 14 - deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement. 1.35 “Watt” means plaintiff John Watt, together with any of his respective agents, heirs, assigns, predecessors, and/or successors. 2. Terms of the Settlement 2.1 In consideration for the full and final release, settlement, and discharge of any and all claims that were or could have been asserted by Plaintiffs, individually and derivatively on behalf of CURO, against Defendants in the Actions, the Settling Parties have agreed to the following: 2.2 Within ninety (90) days of the date that the Court enters the Judgment, CURO or the Board, as applicable, shall adopt and implement the Settlement Terms identified in Exhibit A attached hereto, and incorporated by reference herein and shall maintain them pursuant to the terms set forth in Exhibit A. 2.3 Without admitting any wrongdoing, Defendants acknowledge and agree that the commencement, prosecution, and Settlement of the Related Derivative Actions caused the Board to adopt and implement the Settlement Terms set forth in Exhibit A. 2.4 The Board has determined, in an exercise of the Board’s independent business judgment, that the Settlement confers a substantial benefit upon CURO and Current CURO Shareholders and that each element of the Settlement is in the best interests of CURO and Current CURO Shareholders. 3. Approval and Notice 3.1 Within ten (10) business days of the execution of the Amended Stipulation and no later than May 9, 2022, Plaintiffs shall submit the Amended Stipulation together with its exhibits to the Court and shall apply for entry of an order (the “Preliminary Approval Order”), substantially Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 14 of 27

- 15 - in the form of Exhibit C attached hereto, requesting, among other things, the preliminary approval of the Settlement set forth in the Amended Stipulation, approval of the form and manner of providing notice of the Settlement, and the date for the Settlement Hearing. 3.2 The Notice shall summarize the general terms of the Settlement set forth in this Amended Stipulation and shall specify the date of the Settlement Hearing, substantially in the form attached hereto as Exhibit B-1. 3.3 Within ten (10) business days after the issuance by the Court of the Preliminary Approval Order, CURO shall cause the notice of the Settlement to be given in the following manner: (1) filing the Notice and the Amended Stipulation with the SEC as exhibits to a Current Report on Form 8-K or a Quarterly Report on Form 10-Q; (2) publishing the Summary Notice of Proposed Settlement for one day in The Wall Street Journal; and (3) posting the Notice and the Amended Stipulation on CURO’s website such that visitors to the “Investors—Corporate Governance” section of the website will find a hyperlink to the Notice and Amended Stipulation, which posting will be maintained through the date of the Court’s Settlement Hearing. Within twenty-one (21) business days after the issuance by the Court of the Preliminary Approval Order, CURO shall cause the Notice to be mailed to all Current CURO Shareholders, and to request that any brokerage firms, banks, and other persons send the Notice promptly to any beneficial owners for which they are record owners. CURO or its insurers shall pay for the costs of providing reasonable notice of the Settlement, in the form approved by the Court. The Settling Parties believe that the content and manner of the notice, as set forth in this paragraph, constitutes adequate and reasonable notice to Current CURO Shareholders pursuant to applicable law and due process requirements. Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 15 of 27

- 16 - 3.4 Plaintiffs shall request that this Court hold the Settlement Hearing to approve the Settlement and the Fee Award at least forty-five (45) calendar days after the entry of the Preliminary Approval Order, either in-person, telephonically, or by video. 3.5 Pending this Court’s determination as to final approval of the Settlement, Plaintiffs, Plaintiffs’ Counsel, and any Current CURO Shareholder, derivatively on behalf of CURO, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any of the Released Persons in any court or tribunal. 4. Releases 4.1 Upon the Effective Date, to the extent that the Plaintiffs, Plaintiffs’ Counsel, or any of the Current CURO Shareholders possess any of the Released Claims derivatively, Plaintiffs, Plaintiffs’ Counsel, and each of the Current CURO Shareholders (solely in their capacity as CURO shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, irrevocably, and forever waived, released, relinquished, discharged and dismissed all Released Claims (including Unknown Claims) against the Released Persons, including any and all claims (including Unknown Claims) against the Released Persons arising out of, relating to, or in connection with the defense, Settlement, or resolution of the Actions. 4.2 Upon the Effective Date, to the extent Plaintiffs, Plaintiffs’ Counsel, and any of the Current CURO Shareholders possess any of the Released Claims derivatively, Plaintiffs, Plaintiffs’ Counsel, and each of the Current CURO Shareholders (solely in their capacity as CURO shareholders) shall be forever barred, estopped, and enjoined from commencing, instituting, or prosecuting any of the Released Claims (including Unknown Claims) or any action or other proceeding against any of the Released Persons based on the Released Claims, or any action or proceeding arising out of, relating to, or in connection with the Released Claims or the filing, Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 16 of 27

- 17 - prosecution, defense, settlement, or resolution of the Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Amended Stipulation. 4.3 Upon the Effective Date, CURO shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged all Released Claims (including Unknown Claims) against the Released Persons. 4.4 Upon the Effective Date, CURO shall be forever barred, estopped, and enjoined from commencing, instituting, or prosecuting any of the Released Claims (including Unknown Claims) or any action or other proceeding against any of the Released Persons based on the Released Claims, or any action or proceeding arising out of, relating to, or in connection with the Released Claims or the filing, prosecution, defense, settlement, or resolution of the Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Amended Stipulation. 4.5 Upon the Effective Date, each of the Released Persons shall be deemed to have fully, finally, and forever released, relinquished, and discharged Plaintiffs and their Related Parties, Plaintiffs’ Counsel and their Related Parties, and Current CURO Shareholders (solely in their capacity as CURO shareholders) and their Related Parties from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Actions or the Released Claims. 4.6 Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Amended Stipulation. In addition, nothing in this Amended Stipulation shall limit, waive, or otherwise affect the rights or claims of any of the Defendants relating to insurance coverage, indemnification, or advancement of legal expenses, including fees, arising from or under applicable law and/or statute or any written agreements. Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 17 of 27

- 18 - 5. Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses 5.1 Following the negotiation of the material terms of the Settlement, the Settling Parties began separate negotiations over the attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel by CURO or its insurers. The Settling Parties negotiated at arm’s length and in good faith, and agreed that Plaintiffs’ Counsel would apply to the Court for an award of attorneys’ fees and expenses, in an aggregate amount of no more than three hundred and forty five thousand dollars ($345,000) (the “Fee Award”), to be paid by CURO or its insurers, subject to approval by the Court. In addition, Plaintiffs’ Counsel will request Court approval for reasonable service awards for Plaintiffs in the Related Derivative Actions not to exceed $10,000 in total. Subject to the Court’s approval, the service awards to Plaintiffs shall be funded from the Fee Award, which is not to exceed $345,000. Defendants agree not to oppose Plaintiffs’ Counsel’s applications for the Fee Award and reasonable service awards, so long as the total amount of attorneys’ fees and expenses and reasonable service awards does not exceed $345,000. 5.2 CURO or its insurers shall pay the Fee Award to an interest-bearing Escrow Account agreed to by all Plaintiffs’ Counsel within ten (10) business days after the issuance by the Court of the Preliminary Approval Order. Plaintiffs’ Counsel shall promptly provide to Defendants’ Counsel after such date, all necessary payment details to accomplish payment of the Fee Award to the Escrow Account via wire transfer or check, and an executed Form W-9. Defendants and Defendants’ Counsel shall have no responsibility for, nor bear any risk or liability with respect to, the Escrow Account, its operation, and any taxes or expenses incurred in connection with the Escrow Account. Plaintiffs’ Counsel shall be solely responsible for any administrative costs associated with the Escrow Account as well as the filing of all informational and other tax returns with the Internal Revenue Service, or any other state or local taxing authority, as may be necessary or appropriate. Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 18 of 27

- 19 - 5.3 The Fee Award shall be releasable to Plaintiffs’ Counsel upon entry of the Judgment by the Court notwithstanding the existence of any timely filed objections thereto, appeals from, potential for appeal therefrom, and/or collateral attack on the settlement, subject to the joint and several obligation of Plaintiffs’ Counsel, and/or their successors, to make a full refund if and when, as a result of any appeal and/or further proceedings on remand, and/or successful collateral attack, the Fee Award is reduced or reversed. If no Judgment is entered by the Court, the Fee Award shall be releasable back to the party, whether CURO or its insurers, that paid the Fee Award to the Escrow Account. 5.4 The payment of the Fee Award shall constitute final and complete payment for all fees and expenses for all Plaintiffs’ Counsel that have been incurred or will be incurred in connection with the Related Derivative Actions. Except as otherwise provided herein or except as provided pursuant to indemnification or insurance rights, each of the Settling Parties shall bear his, her, or its own costs, expenses, and attorneys’ fees. The Fee Award shall be divided among all Plaintiffs’ Counsel pursuant to their own agreement without any further liability or involvement on the part of Defendants. 6. Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination 6.1 The Effective Date of the Settlement shall be conditioned on the occurrence of all of the following events: (a) the Court has entered the Preliminary Approval Order, as contemplated by ¶3.1 hereof, substantially in the form set forth in Exhibit C attached hereto; (b) the dissemination of Notice as set forth in ¶3.3 has occurred; (b) the Fee Award ordered by the Court in accordance with ¶¶5.1, 5.2 hereof has been paid; Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 19 of 27

- 20 - (c) the Court has entered the Judgment, or a judgment substantially in the form of Exhibit D attached hereto, providing for dismissal of the Related Derivative Actions with prejudice, without the award of any damages, costs, fees, or the grant of any further relief to any Settling Party, except as provided for in Section V; (e) the Judgment has become Final, as defined in ¶1.16 hereof; and (f) the Actions have been dismissed with prejudice. 6.2 If the conditions specified in ¶6.1 hereof are not met, then the Amended Stipulation shall be canceled and terminated unless counsel for the Settling Parties mutually agree in writing to proceed with the Amended Stipulation. 6.3 If for any reason the Effective Date does not occur, or if this Amended Stipulation is in any way canceled, terminated, or failed to become Final in accordance with its terms: (a) the Settling Parties shall be restored to their respective positions as of the date of execution of the Term Sheet dated March 14, 2022; (b) any payments made to Plaintiffs’ Counsel pursuant to Section V shall be refunded and returned to the Company within thirty (30) days of the event that triggered the repayment obligation; (c) the terms and provisions of this Amended Stipulation (other than those set forth in Section V, ¶¶1.1-1.30, 5.3, 6.2-6.3, 7.4-7.17) shall have no further force or effect with respect to the Settling Parties and shall not be used in the Actions or in any other proceeding for any purpose; and (d) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in the Actions or in any other action or proceeding. In such event, any Judgment or other order entered in accordance with the terms of this Amended Stipulation shall be treated as vacated, nunc pro tunc. Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 20 of 27

- 21 - 6.4 No order of the Court, modification, or reversal on appeal of any order of the Court concerning the amount of attorneys’ fees and expenses paid to Plaintiffs’ Counsel shall constitute grounds for cancellation or termination of the Amended Stipulation, affect the enforceability of the Amended Stipulation, or delay or preclude the Judgment from becoming Final. 7. Miscellaneous Provisions 7.1 The Settling Parties: (a) acknowledge that it is their intent to consummate this agreement; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Amended Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Amended Stipulation. 7.2 Pending the Effective Date or the termination of the Amended Stipulation according to its terms, Plaintiffs and Current CURO Shareholders, and anyone who acts or purports to act on their behalf, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims derivatively against any of the Released Persons in any court or tribunal. 7.3 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs and CURO and Current CURO Shareholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon, or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim or defense. Subject to, and conditional on, the Court’s final approval of the Settlement, the Settling Parties agree that the Settling Parties and their respective counsel at all times during the course of the Actions have complied with the requirements of good faith litigation, including, without limitation, Federal Rule of Civil Procedure 11 and applicable state law. The Settling Parties agree that the terms of the Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 21 of 27

- 22 - Settlement and the Fee Award were negotiated in good faith by the Settling Parties, and reflect a settlement that was reached voluntarily. 7.4 Plaintiffs and Plaintiffs’ Counsel and Defendants and Defendants’ Counsel shall not make any accusations of wrongful or actionable conduct by any party concerning the prosecution, defense, and resolution of the Actions, and shall not otherwise suggest that the Settlement embodied in this Amended Stipulation constitutes an admission of any claim or defense alleged. The Settling Parties reserve their right to rebut, in a manner that such party determines to be appropriate, any contention made in any public forum regarding the Actions, including that the Actions were brought or defended in bad faith or without a reasonable basis. 7.5 While maintaining their positions that the claims and defenses asserted in the Actions are meritorious, Plaintiffs and Plaintiffs’ Counsel, on the one hand, and Defendants and Defendants’ Counsel, on the other, shall not make any public statements or statements to the media (whether or not for attribution) that disparage the other’s business, conduct, or reputation, or that of their counsel, based on the subject matter of the Actions. Notwithstanding the foregoing, each of the Settling Parties reserves their right to rebut, in a manner that such party determines to be reasonable and appropriate, any contention made in any public forum that the Actions were brought or defended in bad faith or without a reasonable basis. 7.6 Neither this Amended Stipulation nor the Settlement contained herein, nor any act performed or document executed pursuant to or in furtherance of the Amended Stipulation or the Settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Defendants or their respective Related Parties; (b) is, may be deemed to be, or may be used as an admission of, or evidence of, any fault or omission of any of the Defendants or their respective Related Parties in any civil, criminal, or administrative proceeding in any court, administrative agency, or other Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 22 of 27

- 23 - tribunal; or (c) is or may be deemed an admission by any Settling Party as to the strength or merits, or lack thereof, of any claim, allegation, or defense. The Defendants and/or their respective Related Parties may file this Amended Stipulation and/or the Judgment from this action in any other action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any theory of claim preclusion or issue preclusion or similar defense or counterclaim. 7.7 All of the Exhibits to the Amended Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. Notwithstanding the foregoing, in the event that there exists a conflict or inconsistency between the terms of this Amended Stipulation and the terms of any Exhibit attached hereto or other document incorporated by reference herein, the terms of this Amended Stipulation shall prevail. 7.8 This Amended Stipulation, along with its Exhibits, may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest. 7.9 This Amended Stipulation shall not be construed more strictly against one party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the parties, it being recognized that it is the result of arm’s-length negotiations between all parties and that all parties have contributed substantially and materially to the preparation of this Amended Stipulation. The waiver by any party of any breach of this Amended Stipulation by any other party shall not be deemed a waiver of any other prior or subsequent breach of this Amended Stipulation or a waiver by any party other than the waiving party. The provisions of the Settlement may not be waived except by a writing signed by the affected party or counsel for that party. Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 23 of 27

- 24 - 7.10 The Amended Stipulation and the Exhibits attached hereto constitute the entire agreement among the parties hereto and no representations, warranties or inducements have been made to any party concerning the Amended Stipulation or its Exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. 7.11 Except as otherwise provided herein or in a separate written agreement, each party shall bear its own costs. 7.12 Each counsel or other Person executing the Amended Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so. Plaintiffs’ Counsel also avers that Plaintiffs have, as of the Effective Date, standing to pursue derivative claims against the Individual Defendants pursuant to Federal Rule of Civil Procedure 23.1. 7.13 Nothing in this Amended Stipulation, or the negotiations or proceedings relating to the Settlement, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, the accountants’ privilege, or work product immunity; further, all information and documents transmitted between Plaintiffs’ Counsel and Defendants’ Counsel in connection with the Settlement shall be kept confidential and shall be inadmissible in any proceeding in any U.S. federal or state court or other tribunal or otherwise, in accordance with Federal Rule of Evidence 408 as if such Rule applied in all respects in any such proceeding or forum. 7.14 The Amended Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of executed counterparts shall be filed with the Court. Signatures sent by facsimile or PDF’d via e-mail shall be deemed originals. Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 24 of 27

- 25 - 7.15 The Amended Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto. No assignment shall relieve any party hereto of obligations hereunder. 7.16 Without affecting the finality of the Judgment entered in accordance with this Amended Stipulation, the Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Amended Stipulation, and all Settling Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Amended Stipulation and matters related to the Settlement. Any such actions, motions, or disputes arising under or to enforce this Amended Stipulation or any portion thereof shall be commenced and maintained only in this Court. 7.17 This Amended Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of Kansas, and the rights and obligations of the parties to the Amended Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Kansas without giving effect to that State’s choice-of-law principles. 7.18 Pending approval of the Court of the Amended Stipulation and its Exhibits, all proceedings in the Actions shall be stayed pending final approval of the Settlement. 7.19 All agreements made and orders entered during the course of the Actions relating to the confidentiality of information shall survive this Amended Stipulation. 7.20 Any planned, proposed, or actual sale, merger, or change-in-control of CURO shall not void this Settlement or Amended Stipulation. The Amended Stipulation shall run to the Settling Parties’ respective successors in-interest. In the event of a planned, proposed, or actual sale, merger, or change-in-control of CURO, the Settling Parties shall continue to seek court Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 25 of 27

- 26 - approval of the Settlement expeditiously, including, but not limited to, the Settlement terms reflected in this Amended Stipulation and the Fee Award. 7.21 In the event any proceedings by or on behalf of CURO, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including an act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Settling Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of this Amended Stipulation in a timely and expeditious manner. In the event of any Bankruptcy Proceedings by or on behalf of CURO, the Settling Parties agree that all dates and deadlines set forth herein will be extended for such periods of time as are necessary to obtain necessary orders, consents, releases and approvals from the bankruptcy court to carry out the terms and conditions of the Amended Stipulation. 7.22 After prior notice to the Court, but without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any provisions of this Amended Stipulation. 7.23 Computing Deadlines: For all deadlines under this Amended Stipulation, to compute deadlines (a) exclude the day of the event that triggers the period; (b) count every calendar day, including intermediate Saturdays, Sundays and legal holidays, except where noted that days refer to business days not calendar days; and (c) include the last day of the period, but if the last day is a Saturday, Sunday or legal holiday, the period continues to run until the end of the next day that is not a Saturday, Sunday or legal holiday. 7.24 Time for Compliance: If the date for performance of any act required by or under this Amended Stipulation is due to be performed on or by a Saturday, Sunday, or legal holiday, that act may be performed on the next business day with the same effect as if it had been performed on the day or within the period of time specified by or under this Amended Stipulation. Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 26 of 27

- 27 - IN WITNESS WHEREOF, the parties hereto have caused the Amended Stipulation to be executed, by their duly authorized attorneys, dated as of June 24, 2022. By: /s/ Earl Wayne Taff Earl Wayne Taff, USDC No. 70588 LAW OFFICES OF E. WAYNE TAFF 3401 N. Perrin Road Independence, Missouri 64058 816-786-5083 (Cell) 877-518-1942 (Fax) ewt@tafflawfirm.com Counsel for Plaintiffs Thomas J. McKenna, admitted pro hac vice GAINEY MCKENNA & EGLESTON 501 Fifth Avenue, 19th Floor New York, NY 10017 Telephone: (212) 983-1300 Facsimile: (212) 983-0383 Email: tjmckenna@gme-law.com Counsel for Plaintiff Maloney Herbert W. Mondros, Admitted Pro Hac Vice RIGRODSKY LAW P.A. 300 Delaware Avenue, Suite 210 Wilmington, DE 19801 hwm@rl-legal.com Counsel for Plaintiff Ayers Rusty E. Glenn, Admitted Pro Hac Vice SHUMAN, GLENN & STECKER 600 17th Street, Suite 2800 South Denver, CO 80202 rusty@shumanlawfirm.com Counsel for Plaintiff Watt By: /s/ Anthony J. Durone Anthony J. Durone No. 17492 BERKOWITZ OLIVER LLP 2600 Grand Boulevard, Suite 1200 Kansas City, Missouri 64108 (816) 627-0217 adurone@berkowitzoliver.com Tariq Mundiya, pro hac vice papers to be submitted Todd G. Cosenza, pro hac vice papers to be submitted WILLKIE FARR & GALLAGHER LLP 787 Seventh Avenue New York, New York 10019 (212) 728-8677 (212) 728-9677 (fax) tmundiya@willkie.com tcosenza@willkie.com Counsel for Defendants Case 2:21-cv-02308-KHV-TJJ Document 35-1 Filed 06/24/22 Page 27 of 27

Exhibit A Case 2:21-cv-02308-KHV-TJJ Document 35-2 Filed 06/24/22 Page 1 of 4

SETTLEMENT TERMS Time Period: The Company shall maintain agreed-to reforms for a period of five (5) years. A. Board Training CURO shall require that each current director attend eight hours of training on corporate governance and best-in class practices conducted by an outside entity specializing in director education. CURO shall require every new member of the Board to attend similar training within one year of their election or appointment to the Board. CURO shall require every member of the Board to attend regular trainings on corporate governance matters, which CURO’s Chief Legal Officer or outside counsel would conduct. The trainings would address compliance with laws and regulations, disclosure to stockholders, and fiduciary duties in the context of a heavily regulated public company, including compliance with Generally Accepted Accounting Principles, the Sarbanes-Oxley Act, corporate governance, assessment of risk, compliance training, and reporting requirements for publicly traded corporations. B. Whistleblower Policy CURO will adopt a stand-alone Whistleblower Policy. The stand-alone Whistleblower Policy will provide that CURO employees have a duty to report any known or suspected violations of (i) accounting, internal accounting controls, and auditing matters; (ii) laws, governmental rules, and regulations; or (iii) CURO policies. The stand-alone Whistleblower Policy will also detail the avenues CURO provides for employees to report concerns, including to a supervisor or manager; to the Chief Human Resources Officer, the Chief Legal Officer, or the Vice President of Internal Audit; or through CURO’s Ethics Hotline or online reporting system. The Whistleblower Policy will also provide that CURO will take steps to reasonably protect whistleblowers’ confidentiality. The Whistleblower Policy will prohibit retaliation against any employees who raise concerns, whether through CURO’s whistleblower program or to regulators. The Whistleblower Policy will also be made publicly available on CURO’s website and CURO would agree to send an annual reminder of the Whistleblower Policy to all employees. CURO will also ensure that all whistleblower complaints reported through the third- party hotline are reported to the Ethics Committee (comprised of the Chief Human Resources Officer, the Chief Legal Officer, and the Vice President of Internal Audit, Case 2:21-cv-02308-KHV-TJJ Document 35-2 Filed 06/24/22 Page 2 of 4

- 2 - or their designees) and appropriately investigated. The Chief Legal Officer will provide quarterly reports to the Audit Committee of all whistleblower complaints made through the third-party hotline. C. Risk and Compliance Committee Reporting CURO will amend the Charter of the Risk and Compliance Committee to require the Chief Compliance Officer to provide formal written reports to the Risk and Compliance Committee on at least a quarterly basis and, in addition, to report promptly to that Committee any concerns relating to the discovery of any material risk or failure to resolve any material risk already identified. The Chief Compliance Officer’s written reports and/or prompt to the Risk and Compliance Committee shall address the following areas, as identified in the Charter of the Risk and Compliance Committee: 1. Identification of Risks. 2. Risk Management Systems. 3. Operating Environment. 4. Enterprise Risk. 5. Risk Mitigation. 6. Significant Transactions. 7. Coordination with other Committees. 8. Compliance matters. 9. Compliance Programs, Policies and Procedures. 10. Code of Business Conduct and Ethics. 11. Investigations. 12. Compliance Risk Assessment Plan. 13. Review of Complaints. Case 2:21-cv-02308-KHV-TJJ Document 35-2 Filed 06/24/22 Page 3 of 4

- 3 - D. Confirmatory Discovery Defendants will provide to Plaintiffs’ counsel reasonable confirmatory discovery as described below to confirm that the terms of the Settlement have been implemented as follows: 1. CURO shall provide as soon as practicable an agenda of the Board reflecting the Board’s approval of the settlement of the Derivative Actions. Plaintiffs will complete such reasonable discovery, as soon as practicable. The Settlement as contemplated is contingent upon the Parties’ satisfactory completion of this reasonable confirmatory discovery. Case 2:21-cv-02308-KHV-TJJ Document 35-2 Filed 06/24/22 Page 4 of 4

Exhibit A-1 Case 2:21-cv-02308-KHV-TJJ Document 35-3 Filed 06/24/22 Page 1 of 4

CURO GROUP HOLDINGS CORP. WHISTLEBLOWER POLICY Purpose and Scope This Whistleblower Policy sets forth the procedures for reporting all suspected or actual violations of the Code of Business Conduct and Ethics (the “Code”) of CURO Group Holdings Corp. (the “Company”), internal policies or procedures, laws or other regulatory requirements, or other potentially unethical behavior, and to set forth protections against retaliation for individuals who, in good faith, report such concerns. This Whistleblower Policy has been adopted by the Board of Directors and applies to every director, officer and employee of CURO wherever located. In addition, other persons performing services for CURO may be subject to this Whistleblower Policy by contract or other agreement including, but not limited to, contractors, consultants and temporary employees. Speaking Up We are each responsible for living by our corporate values. Acting with integrity means that we hold ourselves and our co-workers to the standards set forth in the Code and adhere to all applicable policies and laws. Consistent with the obligations set forth in the Code, if you become aware of a violation of the Code or any applicable policy or law, or other potentially unethical behavior by any officer, director, employee, agent, contractor, subcontractor or vendor, you have a duty to report it. That includes situations in which your direct manager/supervisor requests that you do something illegal or improper, because there is never any excuse for not doing the right thing. You may report your concerns anonymously or by identifying yourself. Set forth below are the procedures to report concerns regarding, among other things, (i) accounting, internal accounting controls and auditing matters; (b) violation of laws, governmental rules and regulations and (iii) violations of company policies. You may use any of the avenues described below to report your concern. Procedure for Reporting Concerns Many issues can be resolved appropriately by reporting a concern to your direct manager/supervisor, the Chief Human Resources Officer, the Chief Legal Officer or the Vice President of Internal Audit. If the person to whom you would normally report a violation is the person about whom you are making a report, you should seek the assistance of a different representative of the Company. Alternatively, you can report your concerns by calling the Ethics Hotline at 1-800-916-7037 or by submitting a report online at https://irdirect.net/CURO/whistleblower_iframe?template=CURO. The Company’s telephone- based Ethics Hotline and web-based online form are available 24 hours a day, 7 days a week, 365 days a year. The Ethics Hotline and online form are available to the Company’s employees and other interested stakeholders. The above contact information and this Whistleblower Policy will be posted by CURO on its website. Case 2:21-cv-02308-KHV-TJJ Document 35-3 Filed 06/24/22 Page 2 of 4

- 2 - Both the Ethics Hotline and online form are operated by an independent third party. You may report your concerns anonymously or by identifying yourself. Regardless of how you voice a concern, if you wish to remain anonymous, reasonable steps will be taken to ensure your identity is kept confidential. When submitting a complaint, you are asked to provide as much detailed information as possible. Providing detailed, rather than general, information will greatly assist us in effectively investigating complaints. This is particularly important if you submit a complaint on an anonymous basis, as we may be unable to contact you with requests for additional information or clarification. What this means is that if you choose to remain anonymous and your complaint lacks sufficient detail, it may negatively impact our ability to investigate your concerns. While you may report claims of any type to the Ethics Hotline, it is largely intended to be a reporting mechanism for reporting concerns about suspected violations of (a) accounting, internal accounting controls and auditing matters; (b) laws, governmental rules, and regulations and (c) the Company’s policies. Claims solely or largely related to human resources matters should be reported to your supervisor or manager or a member of the Human Resources Department, as that is the most appropriate and efficient way to have your concern reviewed and addressed. We are committed to providing an open and honest environment. We will handle all reports, whether made to an individual, to the Ethics Hotline, through the online form or otherwise, in a fair and respectful manner. Reports will be shared only with appropriate personnel. Addressing Concerns If you find that you have violated the Code, a Company policy, or the law, whether by mistake or on purpose, it is best to report it. If you voluntarily report your own error and cooperate in the investigation, we will take that into account when considering the appropriate course of action. An unintentional error made in good faith that is voluntarily and promptly reported may not be punishable, and your prompt report may help avoid more serious problems. The Ethics Committee is responsible for overseeing all internal investigations of suspected ethics and compliance-related misconduct, including violations of law, the Code or Company policies. The Ethics Committee consists of the Chief Human Resources Officer, Chief Legal Officer, and the Vice President of Internal Audit, or their designees. Representatives from other operational departments may be added if a particular investigation requires it. All internal investigations are conducted by personnel who have been trained to conduct investigations lawfully, promptly, thoroughly, professionally and fairly. Outside resources may be consulted as needed. We take all credible good faith reports of suspected misconduct seriously, investigate them fairly and take appropriate corrective action where warranted. All individuals involved in internal investigations will be treated with dignity and respect. You are expected to cooperate in internal investigations, audits, accounting reviews and directions from the Legal Department or Case 2:21-cv-02308-KHV-TJJ Document 35-3 Filed 06/24/22 Page 3 of 4

- 3 - Compliance Department in connection with lawsuits or government investigative proceedings. Searches of company-provided physical and information technology resources may be required. Reporting and Retention of Complaints and Investigations The Ethics Committee will maintain a log of reported complaints, tracking their receipt, investigation and resolution. The Chief Legal Officer shall prepare a quarterly summary report of all such claims for the Audit Committee. Copies of complaints and the complaints log will be maintained in accordance with CURO’s Records and Information Policy. Non-retaliation You should feel free to report any suspected violation of law, the Code or Company policy without fear of retaliation. We strictly prohibit retaliation against you for asking questions or voicing concerns in good faith, regardless of whether such concerns are raised in accordance with the procedures outlined in this Whistleblower Policy or are directed to an outside regulator or other governmental entity. Case 2:21-cv-02308-KHV-TJJ Document 35-3 Filed 06/24/22 Page 4 of 4

EXHIBIT B-1 Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 1 of 13

2 UNITED STATES DISTRICT COURT DISTRICT OF KANSAS CINDY MALONEY, Derivatively on Behalf of CURO GROUP HOLDINGS CORP. and as Executrix of Estate of Melvyn Klein, Plaintiff, v. DONALD F. GAYHARDT, CHRIS MASTO, DOUG RIPPEL, DALE E. WILLIAMS, DAVID M. KIRCHHEIMER, MIKE MCKNIGHT, ELIZABETH WEBSTER, CHAD FAULKNER, ANDREW FRAWLEY, GILLIAN VAN SCHAICK, KAREN WINTERHOF, WILLIAM BAKER, and ROGER W. DEAN, Defendants, and CURO GROUP HOLDINGS CORP., Nominal Defendant. Case No. 2:21-cv-02308-KHV-TJJ PATRICK AYERS and JOHN WATT, Derivatively on Behalf of CURO GROUP HOLDINGS CORP., Plaintiff, v. CHAD FAULKNER, ANDREW FRAWLEY, DON GAYHARDT, DAVID M. KIRCHHEIMER, CHRIS MASTO, MIKE MCKNIGHT, DOUG RIPPEL, DALE E. WILLIAMS, KAREN WINTERHOF, WILLIAM BAKER, ROGER W. DEAN, FRIEDMAN FLEISCHER & LOWE CAPITAL PARTNERS II, L.P., FFL EXECUTIVE PARTNERS II, L.P., and FFL PARALLEL FUND II, L.P., Defendants, and CURO GROUP HOLDINGS CORP., Nominal Defendant. Case No. 2:21-cv-02311-KHV-TJJ Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 2 of 13

Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 3 of 13

NOTICE OF I PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS II SETTLEMENT HEARIN AND III MOTION FOR AN AWARD OF ATTORNEYS' FEES AND E PENSES

A Federal Court authori ed this Notice. This is not a solicitation ro a la er.

TO: ALL HOLDERS OF CURO GROUP HOLDINGS CORP. ("CURO" OR THE "COMPANY") COMMON STOCK AS OF THE CLOSE OF TRADING ON JUNE 24, 2022 ("CURRENT CURO SHAREHOLDERS").

The purpose of this Notice is to inform you of: (i) the existence of shareholder derivative actions captioned *Maloney v. Gayhardt*, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.) (the "*Maloney* Action") and *Ayers v. Faulkner*, Case No. 2:21-cv-02311-KHV-TJJ (D. Kan.) (the "*Ayers/Watt* Action," and together with the *Maloney* Action, the "Related Derivative Actions"), pending in the United States District Court for the District of Kansas (the "Court"); (ii) a proposed settlement of the Related Derivative Actions (the "Settlement"), subject to the approval of the Court, as provided in the Amended Stipulation of Settlement for the Related Derivative Actions dated June 24, 2022 (the "Amended Stipulation"); (iii) the hearing that the Court will hold on , 2022 at : .m. to determine whether to finally approve the proposed Settlement and to consider the application by Plaintiffs' Counsel[1] in the Related Derivative Actions for an award of attorneys' fees and expenses and reasonable service awards; and (iv) Current CURO Shareholders' rights with respect to the proposed Settlement and Plaintiffs' Counsel's application for attorneys' fees and expenses.[2]

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RI HTS WILL BE AFFECTED BY THE PROPOSED SETTLEMENT DESCRIBED IN THIS NOTICE.

The Amended Stipulation was entered into as of June 24, 2022 (i) in the *Maloney* Action by and among plaintiff Cindy Maloney (as Executrix of Estate of Melvyn Klein) ("Maloney") and defendants Donald F. Gayhardt, Chris Masto, Doug Rippel, Dale E. Williams, David M. Kirchheimer, Mike McKnight, Elizabeth Webster, Chad Faulkner, Andrew Frawley, Gillian Van Schaick, Karen Winterhof, William Baker, Roger W. Dean, and nominal defendant CURO (collectively, the "*Maloney* Defendants"); and (ii) in the *Ayers/Watt* Action by and among plaintiffs Patrick Ayers ("Ayers") and John Watt ("Watt," and together with Ayers and Maloney, "Plaintiffs"), and defendants Chad Faulkner, Andrew Frawley, Donald F. Gayhardt, David M. Kirchheimer, Chris Masto, Mike McKnight, Doug Rippel, Dale E. Williams, Karen Winterhof, William Baker, Roger W. Dean, Friedman Fleischer & Lowe Capital Partners II, L.P., FFL Executive Partners II, L.P., FFL Parallel Fund II, L.P., and nominal defendant CURO (collectively, the "*Ayers/Watt* Defendants," and together with the *Maloney* Defendants, "Defendants").

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[1] "Plaintiffs' Counsel" consist of the following law firms: (i) Law Offices of E. Wayne Taff, (ii) Gainey McKenna & Egleston, (iii) Rigrodsky Law, P.A., and (iv) Shuman, Glenn & Stecker.

[2] All capitalized terms not otherwise defined in this Notice shall have the meaning provided in the Amended Stipulation, which is available in the "Investors Corporate Governance" section of CURO's website, https://ir.curo.com.

3

4 As described in paragraph 7 below, the Settlement provides that CURO will implement certain modifications to its corporate governance and oversight functions. Because the Settlement involves the resolution of derivative claims, which were brought on behalf of and for the benefit of CURO, the benefits from the Settlement will be conferred upon CURO. Please Note: Individual CURO shareholders will not receive any direct payment from the Settlement. Accordingly, there is no Proof of Claim Form for shareholders to submit in connection with this Settlement. Also, shareholders are not required to take any action in response to this Notice. WHAT IS THE PURPOSE OF THIS NOTICE? 1. The purpose of this Notice is to explain the Related Derivative Actions, the terms of the proposed Settlement, and how the proposed Settlement affects CURO shareholders’ legal rights. 2. In a derivative action, one or more persons or entities who are current shareholders of a corporation sue on behalf of and for the benefit of the corporation, seeking to enforce the corporation’s legal rights. In this case, Plaintiffs have filed suit against the Defendants on behalf of and for the benefit of CURO. 3. The Court has scheduled a hearing to consider the fairness, reasonableness, and adequacy of the Settlement and the application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses and reasonable service award (the “Settlement Hearing”). See paragraphs 29-30 below for details about the Settlement Hearing, including the location, date, and time of the hearing. WHAT ARE THESE CASES ABOUT? WHAT HAS HAPPENED SO FAR? THE FOLLOWING DESCRIPTION OF THE RELATED DERIVATIVE ACTIONS AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE SETTLING PARTIES. THE COURT HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY EITHER COURT OF FINDINGS OF FACT. 4. On July 15, 2021, Melvyn Klein, derivatively on behalf of CURO, filed a complaint against the Maloney Defendants entitled Klein v. Gayhardt, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.). 5. On July 16, 2021, plaintiffs Ayers and Watt, derivatively on behalf of CURO, filed a substantially similar complaint against the Ayers/Watt Defendants, initiating the Ayers/Watt Action on behalf of nominal defendant CURO. 6. On September 30, 2021, in Klein v. Gayhardt, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.), counsel for plaintiff Melvyn Klein (“Klein”) filed a Suggestion of Death as to Klein after counsel for Klein informed counsel for Defendants that Klein had recently passed away; that Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 4 of 13

5 an Estate proceeding has been commenced in Surrogate’s Court in the State of New York; and that the Executor, once appointed by the New York Court, intended to substitute into the litigation. On March 4, 2022, Klein, by and through Maloney, the Executrix of the Klein Estate, moved that the Court substitute Maloney in Klein’s place as plaintiff in the action, which the Court granted on March 7, 2022. The case is now entitled Maloney v. Gayhardt, Case No. 2:21-cv-02308-KHV- TJJ (D. Kan.). 7. As a result of extensive, good faith, arm’s-length negotiations, the parties in the Related Derivative Actions (the “Settling Parties”) reached an agreement in principle to settle the Related Derivative Actions, which was memorialized in a Memorandum of Understanding, which was executed by the Settling Parties on March 14, 2022. The Memorandum of Understanding set forth, among other things, the Settling Parties’ agreement to resolve the Related Derivative Actions in exchange for the CURO Board of Directors (the “Board”) adopting and implementing certain modifications to corporate governance and oversight functions set forth in the Settlement Term Sheet (the “Term Sheet”), attached as Exhibit A to the Amended Stipulation, no later than ninety (90) days following the entry of the final Court Order approving the Settlement. 8. The Board reviewed and evaluated the proposed Settlement, including the Term Sheet, and determined that, in the Board’s independent business judgment, the Settlement confers a substantial benefit upon CURO and its shareholders and that each element of the Settlement is in the best interests of CURO and its shareholders. 9. On June 24, 2022, the Settling Parties entered into the Amended Stipulation, which reflects the final and binding agreement by and among the Settling Parties and supersedes the Stipulation of Settlement signed by the Settling Parties on May 6, 2022. 10. In connection with settlement discussions and negotiations leading to the proposed Settlement set forth in the Amended Stipulation, counsel for the Settling Parties did not engage in any negotiations, and did not reach any agreement as to, the amount of any application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses or reasonable service award until the material terms of the Settlement were negotiated at arm’s-length and agreed upon. 11. On _____________, 2022, the Court preliminarily approved the Settlement, authorized this Notice to be provided to Current CURO Shareholders, and scheduled the Settlement Hearing to consider whether to grant final approval of the Settlement. WHAT ARE THE TERMS OF THE SETTLEMENT? 12. In consideration for the settlement and release of all Released Claims against the Released Persons, CURO has agreed to implement the terms set forth in the Term Sheet, attached as Exhibit A to the Amended Stipulation. 13. The Board has reviewed and evaluated the proposed Settlement, including the Term Sheet, and has determined that, in the Board’s independent business judgment, the terms of the Settlement confer a substantial benefit upon CURO and its shareholders and that each element of the Settlement is in the best interests of CURO and its shareholders. Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 5 of 13

6 WHAT ARE THE SETTLING PARTIES’ REASONS FOR THE SETTLEMENT? 14. Plaintiffs believe that the claims asserted in the Related Derivative Actions have merit and that the evidence developed to date supports the claims. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings that would be necessary to prosecute the Related Derivative Actions against Defendants through trial and through appeals. Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Related Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are cognizant of the inherent challenges of establishing standing in shareholder derivative litigation and the possible defenses to the claims alleged in the Related Derivative Actions. Plaintiffs and Plaintiffs’ Counsel believe that the Settlement set forth in the Amended Stipulation confers substantial benefits upon CURO and Current CURO Shareholders. Based on their evaluation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in the Amended Stipulation is in the best interests of CURO and Current CURO Shareholders and is fair, reasonable, and adequate, and have agreed to settle the Related Derivative Actions upon the terms and subject to the conditions set forth herein. 15. Defendants, to avoid the costs, disruption, and distraction of further litigation, and without admitting the validity of any allegations made in the Related Derivative Actions, or any liability with respect thereto, have concluded that it is desirable that the claims against them be settled on the terms reflected in the Amended Stipulation. Defendants deny that they committed, or aided and abetted in the commission of, any violation of law or duty or engaged in any wrongful acts whatsoever, including specifically those alleged in the Related Derivative Actions, and expressly maintain that they have complied with their statutory, fiduciary, and other legal and equitable duties, and are entering into the Amended Stipulation and the Settlement to eliminate the burden, expense, and uncertainties inherent in further litigation. WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE? 16. If the Settlement is approved, the Settling Parties will request that the Court enter a Final Judgment and Order of Dismissal with Prejudice (the “Judgment”). Pursuant to the Judgment, upon the Effective Date of the Settlement, the following releases will occur: Release of Claims by Plaintiffs and Current CURO Shareholders: 17. Upon the Effective Date, to the extent that Plaintiffs, Plaintiffs’ Counsel, or any of the Current CURO Shareholders possess any of the Released Claims derivatively, Plaintiffs, Plaintiffs’ Counsel, and each of the Current CURO Shareholders (solely in their capacity as CURO shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, irrevocably, and forever waived, released, relinquished, discharged and dismissed all Released Claims (including Unknown Claims) against the Released Persons, including any and all claims Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 6 of 13

7 (including Unknown Claims) against the Released Persons arising out of, relating to, or in connection with the defense, Settlement, or resolution of the Actions. 18. Upon the Effective Date, to the extent Plaintiffs, Plaintiffs’ Counsel, and any of the Current CURO Shareholders possess any of the Released Claims derivatively, Plaintiffs, Plaintiffs’ Counsel, and each of the Current CURO Shareholders (solely in their capacity as CURO shareholders) shall be forever barred, estopped, and enjoined from commencing, instituting, or prosecuting any of the Released Claims (including Unknown Claims) or any action or other proceeding against any of the Released Persons based on the Released Claims, or any action or proceeding arising out of, relating to, or in connection with the Released Claims or the filing, prosecution, defense, settlement, or resolution of the Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Amended Stipulation. 19. As defined in the Amended Stipulation, “Released Claims” means any and all actions, suits, claims, demands, rights, sanctions, liabilities, damages, and causes of action, including both known claims and Unknown Claims, whether arising under federal, state, common, or foreign law, (i) that were asserted in the Related Derivative Actions or (ii) that could have been asserted in any forum derivatively on behalf of CURO, or by CURO directly, arising out of or based upon the facts, allegations, transactions, occurrences, matters, or events described in the Related Derivative Actions, provided, however, that the Released Claims shall not include any claims relating to the enforcement of the Amended Stipulation, the Settlement, or the Judgment. 20. As defined in the Amended Stipulation, “Unknown Claims” means any Released Claim(s) that Plaintiffs, CURO, or a Current CURO Shareholder does not know or suspect to exist in their favor at the time of the release of the Released Persons, including, but not limited to, claims, which, if known by him, her, or it, might have affected his, her, or its decision with respect to the Settlement, the release of the Released Persons, or the decision not to object to or opt out of this Settlement. With respect to any and all Released Claims against the Released Persons, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, CURO, and the Current CURO Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, any and all provisions, rights, and benefits conferred by the law of any state or territory or other jurisdiction or principle of common law or foreign law that is similar, comparable, or equivalent to California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Plaintiffs, CURO, and each Current CURO Shareholder acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the Released Claims, but they stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, CURO, and each Current CURO Shareholder shall expressly, fully, finally, and forever settle and release any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, accrued or unaccrued, apparent or unapparent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 7 of 13

8 but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Current CURO Shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement. 21. As defined in the Amended Stipulation, “Released Persons” means each and all of the Defendants and their Related Parties. Release of Claims by Defendants: 22. Upon the Effective Date, CURO shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged all Released Claims (including Unknown Claims) against the Released Persons. 23. Upon the Effective Date, CURO shall be forever barred, estopped, and enjoined from commencing, instituting, or prosecuting any of the Released Claims (including Unknown Claims) or any action or other proceeding against any of the Released Persons based on the Released Claims, or any action or proceeding arising out of, relating to, or in connection with the Released Claims or the filing, prosecution, defense, settlement, or resolution of the Related Derivative Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Amended Stipulation. 24. Upon the Effective Date, each of the Released Persons shall be deemed to have fully, finally, and forever released, relinquished, and discharged Plaintiffs and their Related Parties, Plaintiffs’ Counsel and their Related Parties, and Current CURO Shareholders (solely in their capacity as CURO shareholders) and their Related Parties from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Related Derivative Actions or the Released Claims. 25. By Order of the Court, all proceedings in the Related Derivative Actions, other than proceedings necessary to carry out or enforce the terms and conditions of the Amended Stipulation, have been stayed until otherwise ordered by the Court. Also, pending final determination of whether the Settlement should be approved, the Court has barred and enjoined the commencement, prosecution, instigation, or participation in the commencement or prosecution of any action asserting any Released Claims against any of the Released Persons in any court or tribunal. HOW WILL THE ATTORNEYS BE PAID? 26. In connection with the approval of the Settlement and in light of the substantial benefits the Settlement confers on CURO and its shareholders, Plaintiffs’ Counsel intend to apply to the Court for an award of attorneys’ fees and expenses, in an aggregate amount of no more than $345,000 to be paid by CURO or its insurers (the “Fee Award”). In addition, Plaintiffs’ Counsel intend to apply to the Court for reasonable service awards for Plaintiffs in the Related Derivative Actions not to exceed $10,000 in total, which Defendants will not oppose. Subject to the Court’s approval, the service awards to Plaintiffs shall be funded from the Fee Award, which is not to Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 8 of 13

9 exceed $345,000. Defendants agree not to oppose Plaintiffs’ Counsel’s applications, so long as the total amount of attorneys’ fees and expenses and reasonable service awards does not exceed $345,000. 27. The Court will determine the amount of any attorneys’ fee and expense award for Plaintiffs’ Counsel and reasonable service awards for Plaintiffs. CURO shareholders are not personally liable for paying any fee and expense award or reasonable service award. WHEN AND WHERE WILL THE SETTLEMENT HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT HEARING? MAY I OBJECT TO THE SETTLEMENT AND SPEAK AT THE HEARING IF I DON’T LIKE THE SETTLEMENT? 28. You do not need to attend the Settlement Hearing. The Court will consider any submission made in accordance with the provisions below even you do not attend the Settlement Hearing. 29. Please Note: The date and time of the Settlement Hearing may change without further written notice to Current CURO Shareholders. In addition, the ongoing COVID-19 health emergency is a fluid situation that creates the possibility that the Court may decide to conduct the Settlement Hearing by video or telephonic conference, or otherwise allow Current CURO Shareholders to appear at the hearing by phone or video, without further written notice to Current CURO Shareholders. In order to determine whether the date and time of the Settlement Hearing have changed, or whether Current CURO Shareholders must or may participate by phone or video, it is important that you monitor the Court’s docket and the “Investors— Corporate Governance” section of CURO’s website, https://ir.curo.com, before making any plans to attend the Settlement Hearing. Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted to the “Investors—Corporate Governance” section of CURO’s website, https://ir.curo.com. Also, if the Court requires or allows Current CURO Shareholders to participate in the Settlement Hearing by telephone or video conference, the information needed to access the conference will be posted to the “Investors—Corporate Governance” section of CURO’s website, https://ir.curo.com. 30. The Settlement Hearing will be held on _____________, 2022 at __:__ _.m., before The Honorable Kathryn H. Vratil, either in person at the United States District Court for the District of Kansas in Courtroom No. 440 of the Robert J. Dole U.S. Courthouse, 500 State Avenue, Suite 529, Kansas City, KS 66101, or by telephone or videoconference (in the discretion of the Court), to: (1) determine whether the terms of the Settlement should be approved as fair, reasonable, and adequate; (2) consider any objections to the Settlement submitted in accordance with this Notice; (3) determine whether the Judgment finally approving the Settlement, substantially in the form of Exhibit D to the Amended Stipulation, should be entered, dismissing the Related Derivative Actions with prejudice, and releasing the Released Claims against the Released Persons; (4) determine whether the requested Fee Award and reasonable service awards should be approved; and (5) consider any other matters that may properly be brought before the Court in connection with the Settlement. Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 9 of 13

10 31. Any Current CURO Shareholder may object to the Settlement or Plaintiffs’ Counsel’s applications for the Fee Award and reasonable service awards. Objections must be in writing. You must file any written objection, together with copies of all other papers and briefs supporting the objection, with the Clerk’s Office at the United States District Court for the District of Kansas address set forth below, as well as serve copies on Plaintiffs’ Counsel and Defendants’ Counsel at the addresses and e-mail addresses set forth below by hand or first class mail, such that the objection is received on or before _____________, 2022. Clerk’s Office United States District Court Frank Carlson Federal Building 444 S.E. Quincy, Suite 490 Topeka, KS 66683 Defendants’ Counsel Berkowitz Oliver LLP Anthony J. Durone 2600 Grand Boulevard, Suite 1200 Kansas City, Missouri 64108 adurone@berkowitzoliver.com Willkie Farr & Gallagher LLP Tariq Mundiya Todd G. Cosenza 787 Seventh Ave New York, New York 10019 tmundiya@willkie.com tcosenza@willkie.com Plaintiffs’ Counsel Law Offices of E. Wayne Taff Earl Wayne Taff 3401 N. Perrin Road Independence, Missouri 64058 ewt@tafflawfirm.com Rigrodsky Law, P.A. Herbert W. Mondros 300 Delaware Avenue, Suite 210 Wilmington, DE 19801 hwm@rl-legal.com Shuman, Glenn & Stecker Rusty E. Glenn 600 17th Street, Suite 2900 South Denver, CO 80202 rusty@shumanlawfirm.com Gainey McKenna & Egleston Thomas J. McKenna 501 Fifth Avenue, 19th Floor New York, NY 10017 tjmckenna@gme-law.com 32. Any objections must identify the case name and civil action number for the following derivative action: “Maloney v. Gayhardt, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.),” Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 10 of 13

11 and they must: (i) state the name, address, and telephone number of the person or entity objecting, and if represented by counsel, the name, address, and telephone number of such counsel, and must be signed by the objector; (ii) state with specificity the grounds for the objection, including any legal and evidentiary support the objector wishes to bring to the Court’s attention; and (iii) include documentation sufficient to prove that the objector owned shares of CURO common stock as of the close of trading on June 4, 2022. Documentation establishing ownership of CURO common stock must consist of copies of a monthly brokerage account statement, or an authorized statement from the objector’s broker containing the information found in an account statement. 33. You may not object to the Settlement or Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses or the reasonable services award if you are not a Current CURO Shareholder. 34. You may file a written objection without having to appear at the Settlement Hearing. You may not, however, appear at the Settlement Hearing to present your objection unless you first file and serve a written objection in accordance with the procedures described above, unless the Court orders otherwise. 35. If you wish to be heard orally at the Settlement Hearing in opposition to the approval of the Settlement or Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses or reasonable service award, assuming you timely file and serve a written objection as described above, you must also file a notice of appearance with the Clerk’s Office, which states your intention to appear at the Settlement Hearing and your basis for such appearance, and serve it on Plaintiffs’ Counsel and Defendants’ Counsel at the addresses set forth in paragraph 31 above so that it is received on or before _____________, 2022. Persons who intend to object and desire to present evidence at the Settlement Hearing must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and the subjects of their testimony, and exhibits they intend to introduce into evidence at the hearing. Objectors who intend to appear at the Settlement Hearing through counsel must also identify that counsel by name, address, and telephone number. Objectors and/or their counsel may be heard orally at the discretion of the Court. 36. You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Hearing. However, if you decide to hire an attorney, it will be at your own expense, and that attorney must file a notice of appearance with the Court and serve it on Plaintiffs’ Counsel and Defendants’ Counsel at the addresses set forth in paragraph 31 above so that the notice is received on or before _____________, 2022. 37. The Settlement Hearing may be adjourned by the Court without further written notice to Current CURO Shareholders. If you intend to attend the Settlement Hearing, you should confirm the date and time of the hearing as stated in paragraph 30 above. 38. Unless the Court orders otherwise, any Current CURO Shareholder who does not object in the manner described above will be deemed to have waived any objection and will be forever foreclosed from making any objection to the proposed Settlement or Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses and reasonable service award. Current Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 11 of 13

12 CURO Shareholders do not need to appear at the Settlement Hearing or take any other action to indicate their approval. SPECIAL NOTICE TO BROKERS, BANKS, AND OTHER PERSONS OR ENTITIES THAT HOLD OWNERSHIP ON BEHALF OF OTHERS 39. Brokerage firms, banks and/or other persons or entities who held shares of the common stock of CURO as of June 24, 2022 for the benefit of others are requested to promptly send this Notice to all of their respective beneficial owners. Specifically, nominees must either (i) within seven (7) calendar days of receipt of this Notice, request from Kroll Settlement Administration (the “Settlement Administrator”) sufficient copies of the Notice to forward to all such beneficial owners and within seven (7) calendar days of receipt of those Notices forward them to all such beneficial owners; or (ii) within seven (7) calendar days of receipt of this Notice, provide a list of the names and addresses of all such beneficial owners to CURO Group Holdings Corporation Litigation, c/o Kroll Settlement Administration, P.O. Box ____, New York, NY 10150-5324. If you choose the second option, the Settlement Administrator will send a copy of the Notice to the beneficial owners you have identified on your list. Regardless of whether you choose to complete the mailing yourself or elect to have the mailing performed for you, you may obtain reimbursement for reasonable administrative costs actually incurred in connection with forwarding the Notice and which would not have been incurred but for the obligation to forward the Notice up to $0.20 per record plus postage (if applicable), upon submission of appropriate documentation to the Settlement Administrator. CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS? 40. This Notice contains only a summary of the terms of the Settlement. For the full terms and conditions of the Settlement, please see the Amended Stipulation available at “Investors—Corporate Governance” section of CURO’s website, https://ir.curo.com. More detailed information about the matters involved in the Related Derivative Actions can be obtained by accessing the Court docket in these cases, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.ctd.uscourts.gov/ or by visiting, during regular office hours, the Office of the Clerk, United States District Court for the District of Kansas, Frank Carlson Federal Building, 444 S.E. Quincy, Suite 490, Topeka, KS 66683. If you have questions regarding the Settlement, you may write, call, or email the following counsel for Plaintiffs: Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 12 of 13

13 Law Offices of E. Wayne Taff Earl Wayne Taff 3401 N. Perrin Road Independence, Missouri 64058 ewt@tafflawfirm.com Rigrodsky Law, P.A. Herbert W. Mondros 300 Delaware Avenue, Suite 1220 Wilmington, DE 19801 hwm@rl-legal.com Shuman, Glenn & Stecker Rusty E. Glenn 600 17th Street, Suite 2900 South Denver, CO 80202 rusty@shumanlawfirm.com Gainey McKenna & Egleston Thomas J. McKenna 501 Fifth Avenue, 19th Floor New York, NY 10017 tjmckenna@gme-law.com PLEASE DO NOT CALL OR WRITE THE COURT, THE OFFICE OF THE CLERK OF THE COURT, DEFENDANTS, OR THEIR COUNSEL REGARDING THIS NOTICE OR THE SETTLEMENT. Dated: _________, 2022 By Order of the Court United States District Court for the District of Kansas Case 2:21-cv-02308-KHV-TJJ Document 35-4 Filed 06/24/22 Page 13 of 13

EXHIBIT B-2 Case 2:21-cv-02308-KHV-TJJ Document 35-5 Filed 06/24/22 Page 1 of 5

- 2 - UNITED STATES DISTRICT COURT DISTRICT OF KANSAS CINDY MALONEY, Derivatively on Behalf of CURO GROUP HOLDINGS CORP. and as Executrix of Estate of Melvyn Klein, Plaintiff, v. DONALD F. GAYHARDT, CHRIS MASTO, DOUG RIPPEL, DALE E. WILLIAMS, DAVID M. KIRCHHEIMER, MIKE MCKNIGHT, ELIZABETH WEBSTER, CHAD FAULKNER, ANDREW FRAWLEY, GILLIAN VAN SCHAICK, KAREN WINTERHOF, WILLIAM BAKER, and ROGER W. DEAN, Defendants, and CURO GROUP HOLDINGS CORP., Nominal Defendant. Case No. 2:21-cv-02308-KHV-TJJ PATRICK AYERS and JOHN WATT, Derivatively on Behalf of CURO GROUP HOLDINGS CORP., Plaintiff, v. CHAD FAULKNER, ANDREW FRAWLEY, DON GAYHARDT, DAVID M. KIRCHHEIMER, CHRIS MASTO, MIKE MCKNIGHT, DOUG RIPPEL, DALE E. WILLIAMS, KAREN WINTERHOF, WILLIAM BAKER, ROGER W. DEAN, FRIEDMAN FLEISCHER & LOWE CAPITAL PARTNERS II, L.P., FFL EXECUTIVE PARTNERS II, L.P., and FFL PARALLEL FUND II, L.P., Defendants, and CURO GROUP HOLDINGS CORP., Nominal Defendant. Case No. 2:21-cv-02311-KHV-TJJ Case 2:21-cv-02308-KHV-TJJ Document 35-5 Filed 06/24/22 Page 2 of 5

1 SUMMARY NOTICE OF (I) PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS; (II) SETTLEMENT HEARING; AND (III) MOTION FOR AN AWARD OF ATTORNEYS’ FEES AND EXPENSES TO: ALL HOLDERS OF CURO GROUP HOLDINGS CORP. (“CURO” OR THE “COMPANY”) COMMON STOCK AS OF THE CLOSE OF TRADING ON JUNE 24, 2022 (“CURRENT CURO SHAREHOLDERS”). PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THIS ACTION AND THE PROPOSED SETTLEMENT. YOU ARE HEREBY NOTIFIED, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure and an Order of the United States District Court for the District of Kansas (the “Court”) of: (i) the pendency of the shareholder derivative actions captioned Maloney v. Gayhardt, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.) and Ayers v. Faulkner, Case No. 2:21-cv-02311-KHV- TJJ (D. Kan.) (the “Related Derivative Actions”), pending in the United States District Court for the District of Kansas. YOU ARE ALSO NOTIFIED that the parties in the Related Derivative Actions have reached a proposed settlement of the Related Derivative Actions (the “Settlement”), subject to the approval of the Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, as provided in the Amended Stipulation of Settlement dated June 24, 2022 (the “Amended Stipulation”).1 Under the terms of the Settlement, CURO will implement certain modifications to its corporate governance and oversight functions in response to the Related Derivative Actions. A more detailed description of the Settlement terms, as well as a description of the history of the Related Derivative Actions, and an explanation of Current CURO Shareholders’ legal rights with respect to the Settlement, is provided in the full Notice of (I) Pendency and Proposed Settlement of Shareholder Derivative Actions; (II) Settlement Hearing; and (III) Motion for an Award of Attorneys’ Fees (the “Notice”), and the Amended Stipulation. The Notice and Amended Stipulation are publicly available at the “Investors—Corporate Governance” section of CURO’s website, https://ir.curo.com. 1. A hearing (the “Settlement Hearing”) will be held on _____________, 2022 at __:__ _.m., before The Honorable Kathryn H. Vratil, either in person at the United States District Court for the District of Kansas in Courtroom No. 440 of the Robert J. Dole U.S. Courthouse, 500 State Avenue, Suite 529, Kansas City, KS 66101, or by telephone or videoconference (in the discretion of the Court), to: (1) determine whether the terms of the Settlement should be approved as fair, reasonable, and adequate; (2) consider any objections to the Settlement submitted in accordance with the Notice; (3) determine whether the Judgment finally approving the Settlement, substantially in the form of Exhibit D to the Amended Stipulation, should be entered, dismissing the Related Derivative Actions with prejudice, and 1 All capitalized terms not otherwise defined in this Notice shall have the meaning provided in the Amended Stipulation, which is available in the “Investors—Corporate Governance” section of CURO’s website, https://ir.curo.com. Case 2:21-cv-02308-KHV-TJJ Document 35-5 Filed 06/24/22 Page 3 of 5

2 releasing the Released Claims against the Released Persons; (4) determine whether the requested Fee Award and reasonable service awards should be approved; and (5) consider any other matters that may properly be brought before the Court in connection with the Settlement. 2. The ongoing COVID-19 health emergency is a fluid situation that creates the possibility that the Court may decide to conduct the Settlement Hearing by video or telephonic conference, or otherwise allow Current CURO Shareholders to appear at the hearing by phone or video, without further written notice to Current CURO Shareholders. In order to determine whether the date and time of the Settlement Hearing have changed, or whether Current CURO Shareholders must or may participate by phone or video, it is important that you monitor the Court’s docket and the “Investors—Corporate Governance” section of CURO’s website, https://ir.curo.com, before making any plans to attend the Settlement Hearing. Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted to the “Investors—Corporate Governance” section of CURO’s website, https://ir.curo.com. Also, if the Court requires or allows Current CURO Shareholders to participate in the Settlement Hearing by telephone or video conference, the information needed to access the conference will be posted to the “Investors—Corporate Governance” section of CURO’s website, https://ir.curo.com. Any objections to the proposed Settlement or Plaintiffs’ Counsels’2 applications for the Fee Award of no more than $345,000, to be paid by CURO or its insurers, and reasonable service awards for Plaintiffs, to be funded from the Fee Award, must be filed with the Court and delivered to Plaintiffs’ Counsel and Defendants’ Counsel by hand or first class mail, such that the objection is received on or before _____________, 2022, in accordance with the instructions set forth in the Notice. Please Note: Because the Settlement involves the resolution of derivative claims, which were brought on behalf of and for the benefit of CURO, the benefits from the Settlement will be conferred upon CURO. Individual CURO shareholders will not receive any direct payment from the Settlement. Accordingly, there is no Proof of Claim Form for shareholders to submit in connection with this Settlement. Also, shareholders are not required to take any action in response to this notice. 2 “Plaintiffs’ Counsel” consist of the following law firms: (i) Law Offices of E. Wayne Taff, (ii) Gainey McKenna & Egleston, (iii) Rigrodsky Law, P.A., and (iv) Shuman, Glenn & Stecker. Case 2:21-cv-02308-KHV-TJJ Document 35-5 Filed 06/24/22 Page 4 of 5

3 PLEASE DO NOT CALL OR WRITE THE COURT, THE OFFICE OF THE CLERK OF THE COURT, DEFENDANTS, OR THEIR COUNSEL REGARDING THIS NOTICE OR THE SETTLEMENT. All questions regarding this notice and the Settlement should be made to the following counsel for Plaintiffs: Law Offices of E. Wayne Taff Earl Wayne Taff 3401 N. Perrin Road Independence, Missouri 64058 ewt@tafflawfirm.com Rigrodsky Law, P.A. Herbert W. Mondros 300 Delaware Avenue, Suite 1220 Wilmington, DE 19801 hwm@rl-legal.com Shuman, Glenn & Stecker Rusty E. Glenn 600 17th Street, Suite 2900 South Denver, CO 80202 rusty@shumanlawfirm.com Gainey McKenna & Egleston Thomas J. McKenna 501 Fifth Avenue, 19th Floor New York, NY 10017 tjmckenna@gme-law.com Dated: _________, 2022 By Order of the Court United States District Court for the District of Kansas Case 2:21-cv-02308-KHV-TJJ Document 35-5 Filed 06/24/22 Page 5 of 5

EXHIBIT C Case 2:21-cv-02308-KHV-TJJ Document 35-6 Filed 06/24/22 Page 1 of 9

- 2 - UNITED STATES DISTRICT COURT DISTRICT OF KANSAS CINDY MALONEY, Derivatively on Behalf of CURO GROUP HOLDINGS CORP. and as Executrix of Estate of Melvyn Klein, Plaintiff, v. DONALD F. GAYHARDT, CHRIS MASTO, DOUG RIPPEL, DALE E. WILLIAMS, DAVID M. KIRCHHEIMER, MIKE MCKNIGHT, ELIZABETH WEBSTER, CHAD FAULKNER, ANDREW FRAWLEY, GILLIAN VAN SCHAICK, KAREN WINTERHOF, WILLIAM BAKER, and ROGER W. DEAN, Defendants, and CURO GROUP HOLDINGS CORP., Nominal Defendant. Case No. 2:21-cv-02308-KHV-TJJ PATRICK AYERS and JOHN WATT, Derivatively on Behalf of CURO GROUP HOLDINGS CORP., Plaintiff, v. CHAD FAULKNER, ANDREW FRAWLEY, DON GAYHARDT, DAVID M. KIRCHHEIMER, CHRIS MASTO, MIKE MCKNIGHT, DOUG RIPPEL, DALE E. WILLIAMS, KAREN WINTERHOF, WILLIAM BAKER, ROGER W. DEAN, FRIEDMAN FLEISCHER & LOWE CAPITAL PARTNERS II, L.P., FFL EXECUTIVE PARTNERS II, L.P., and FFL PARALLEL FUND II, L.P., Defendants, and CURO GROUP HOLDINGS CORP., Nominal Defendant. Case No. 2:21-cv-02311-KHV-TJJ Case 2:21-cv-02308-KHV-TJJ Document 35-6 Filed 06/24/22 Page 2 of 9

- 3 - [PROPOSED] PRELIMINARY APPROVAL AND SCHEDULING ORDER WHEREAS, the parties to the above-captioned shareholder derivative actions (the “Related Derivative Actions”) have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the proposed settlement (“Settlement”) of the Related Derivative Actions, in accordance with the Amended Stipulation of Settlement, dated June 24, 2022, and the Exhibits thereto (the “Amended Stipulation”), (ii) approving the form and content of the Notice to Current CURO Shareholders of (I) Pendency and Proposed Settlement of Shareholder Derivative Actions; (II) Settlement Hearing; and (III) Motion for an Award of Attorneys’ Fees and Expenses (the “Notice”), substantially in the form of Exhibit B-1 to the Amended Stipulation, and (iii) setting a date for the final Settlement hearing; WHEREAS, the Amended Stipulation sets forth the terms and conditions of the Settlement; WHEREAS, the Settlement appears to be the product of serious, informed, non- collusive negotiations and falls within the range of possible approval; WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Amended Stipulation (in addition to those capitalized terms defined herein); WHEREAS, this Court, having considered the Amended Stipulation and the Exhibits annexed thereto and the Settling Parties’ submissions in support of the motion for preliminary approval of the Settlement; NOW THEREFORE, IT IS ORDERED: 1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Amended Stipulation and the terms of the Settlement set forth therein; Case 2:21-cv-02308-KHV-TJJ Document 35-6 Filed 06/24/22 Page 3 of 9

- 4 - The final Settlement Hearing shall be held before the United States District Court for the District of Kansas, on 2022 at a.m./p.m. in Courtroom No. 440 of the Robert J. Dole U.S. Courthouse, 500 State Avenue, Suite 529, Kansas City, KS 66101, to: (1) determine whether the terms of the Settlement should be approved as fair, reasonable, and adequate; (2) consider any objections to the Settlement submitted in accordance with the Notice; (3) determine whether the Judgment finally approving the Settlement, substantially in the form of Exhibit D to the Amended Stipulation, should be entered, dismissing the Related Derivative Actions with prejudice, and releasing the Released Claims against the Released Persons; (4) determine whether the requested Fee Award and reasonable service awards should be approved; and (5) consider any other matters that may properly be brought before the Court in connection with the Settlement. 2. This Court approves, as to form and content, the Notice, annexed as Exhibit B-1 to the Amended Stipulation, and finds that the filing of the Amended Stipulation and publication of the Notice substantially in the manner and form set forth in ¶3.3 of the Amended Stipulation, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto of all matters relating to the Settlement. 3. Within ten (10) business days of the Court’s entry of this Preliminary Approval and Scheduling Order, CURO shall: (1) file the Notice and the Amended Stipulation with the SEC as exhibits to a Current Report on Form 8-K or a Quarterly Report on Form 10-Q; (2) publish the Summary Notice of Proposed Settlement for one day in The Wall Street Journal; and (3) post the Notice and the Amended Stipulation on CURO’s website such that visitors to the “Investors—Corporate Governance” section of the website will find a Case 2:21-cv-02308-KHV-TJJ Document 35-6 Filed 06/24/22 Page 4 of 9

- 5 - hyperlink to the Notice and Amended Stipulation, which posting will be maintained through the date of the Court’s Settlement Hearing. Within twenty-one (21) business days after the issuance by the Court of the Preliminary Approval Order, CURO shall cause the Notice to be mailed to all Current CURO Shareholders, and to request that any brokerage firms, banks, and other persons send the Notice promptly to any beneficial owners for which they are record owners. 4. All costs incurred in the publication of the Notice shall be paid or caused to be paid by CURO. 5. At least fourteen (14) calendar days prior to the Settlement Hearing, CURO’s counsel shall file with the Court proof, by affidavit or declaration, that the approved Notice process set forth in Paragraph 3 hereof has been fully undertaken. 6. All Current CURO Shareholders shall be bound by all orders, determinations, and judgments in the Related Derivative Actions concerning the Settlement, whether favorable or unfavorable to Current CURO Shareholders. 7. Pending final determination of whether the Settlement should be approved, neither Plaintiffs or Plaintiffs’ Counsel, nor any Current CURO Shareholders or other Persons, derivatively on behalf of CURO, shall commence or prosecute against any action or proceeding in any court or tribunal asserting any of the Released Claims against any of the Released Persons. 8. All papers in support of the Settlement shall be filed with the Court and served at least twenty-eight (28) calendar days prior to the Settlement Hearing. If there is any objection to the Settlement, Derivative Plaintiffs shall file a response to the objection(s) at least seven (7) calendar days prior to the Settlement Hearing. Case 2:21-cv-02308-KHV-TJJ Document 35-6 Filed 06/24/22 Page 5 of 9

- 6 - 9. Any Current CURO Shareholders and beneficial owners of common stock of CURO as of the date of entry of this Order may object and/or appear and show cause if he, she, or it has any reason why the terms of the Settlement should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the Fee Award or reasonable service awards should not be finally approved; provided, however, that unless otherwise ordered by the Court, no Current CURO Shareholders shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement or, if approved, the Judgment to be entered thereon approving the same, unless that Person has, at least twenty-one (21) days prior to the Settlement Hearing: (1) filed with the Clerk of the Court at the address listed below and served the following counsel (delivered by hand or sent by first class mail) a written objection to the Settlement, which must: (i) state the name, address, and telephone number of the person or entity objecting, and if represented by counsel, the name, address, and telephone number of such counsel, and must be signed by the objector; (ii) state with specificity the grounds for the objection, including any legal and evidentiary support the objector wishes to bring to the Court’s attention; and (iii) include documentation sufficient to prove that the objector owned shares of CURO common stock as of the close of trading on June 24, 2022; and (2) if a Current CURO Shareholder intends to appear and requests to be heard at the Settlement Hearing, such Current CURO Shareholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court, Plaintiffs’ Counsel, and Defendants’ Counsel: (a) a written notice of such Current CURO Shareholder’s intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; (c) the identities of any witnesses the Current CURO Shareholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; Case 2:21-cv-02308-KHV-TJJ Document 35-6 Filed 06/24/22 Page 6 of 9

- 7 - and (d) any and all exhibits they intend to introduce into evidence at the Settlement Hearing. If a Current CURO Shareholder files a written objection and/or written notice of intent to appear, such Current CURO Shareholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such Current CURO Shareholder files with the Court (either by hand delivery or by first class mail) upon each of the following: Clerk of the Court: United States District Court Frank Carlson Federal Building 444 S.E. Quincy, Suite 490 Topeka, KS 66683 Counsel for Plaintiffs: Law Offices of E. Wayne Taff Earl Wayne Taff 3401 N. Perrin Road Independence, Missouri 64058 ewt@tafflawfirm.com Rigrodsky Law, P.A. Herbert W. Mondros 300 Delaware Avenue, Suite 1220 Wilmington, DE 19801 hwm@rl-legal.com Shuman, Glenn & Stecker Rusty E. Glenn 600 17th Street, Suite 2900 South Denver, CO 80202 rusty@shumanlawfirm.com Gainey McKenna & Egleston Thomas J. McKenna 501 Fifth Avenue, 19th Floor New York, NY 10017 tjmckenna@gme-law.com Case 2:21-cv-02308-KHV-TJJ Document 35-6 Filed 06/24/22 Page 7 of 9

- 8 - Counsel for Defendants: Berkowitz Oliver LLP Anthony J. Durone 2600 Grand Boulevard, Suite 1200 Kansas City, Missouri 64108 adurone@berkowitzoliver.com Willkie Farr & Gallagher LLP Tariq Mundiya Todd Cosenza 787 Seventh Avenue New York, New York 10019 tmundiya@willkie.com tcosenza@willkie.com 10. Any Current CURO Shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement, the Fee Award, or reasonable service awards, as set forth in the Amended Stipulation, unless otherwise ordered by the Court, but shall otherwise be forever bound by the Judgment to be entered, the dismissal of the Related Derivative Actions with prejudice, and any and all of the releases set forth in the Amended Stipulation. 11. Neither the Amended Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Amended Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered, or used in any way by the Settling Parties as a presumption, a concession, an admission of, or evidence of any fault, wrongdoing, or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be used by any other person in any other actions or proceedings, whether civil, criminal, or administrative as evidence or otherwise. The Released Persons may file the Amended Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim Case 2:21-cv-02308-KHV-TJJ Document 35-6 Filed 06/24/22 Page 8 of 9

- 9 - based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and any of the Settling Parties may file the Amended Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement. 12. If the Amended Stipulation is terminated pursuant to its terms, or the Effective Date does not otherwise occur, all proceedings in the Related Derivatives Actions will revert to their status as of the date immediately preceding the date of the Amended Stipulation. 13. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Current CURO Shareholders and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Current CURO Shareholders. IT IS SO ORDERED. DATED: HONORABLE KATHRYN H. VRATIL UNITED STATES DISTRICT JUDGE Case 2:21-cv-02308-KHV-TJJ Document 35-6 Filed 06/24/22 Page 9 of 9

EXHIBIT D Case 2:21-cv-02308-KHV-TJJ Document 35-7 Filed 06/24/22 Page 1 of 6

- 2 - UNITED STATES DISTRICT COURT DISTRICT OF KANSAS CINDY MALONEY, Derivatively on Behalf of CURO GROUP HOLDINGS CORP. and as Executrix of Estate of Melvyn Klein, Plaintiff, v. DONALD F. GAYHARDT, CHRIS MASTO, DOUG RIPPEL, DALE E. WILLIAMS, DAVID M. KIRCHHEIMER, MIKE MCKNIGHT, ELIZABETH WEBSTER, CHAD FAULKNER, ANDREW FRAWLEY, GILLIAN VAN SCHAICK, KAREN WINTERHOF, WILLIAM BAKER, and ROGER W. DEAN, Defendants, and CURO GROUP HOLDINGS CORP., Nominal Defendant. Case No. 2:21-cv-02308-KHV-TJJ PATRICK AYERS and JOHN WATT, Derivatively on Behalf of CURO GROUP HOLDINGS CORP., Plaintiff, v. CHAD FAULKNER, ANDREW FRAWLEY, DON GAYHARDT, DAVID M. KIRCHHEIMER, CHRIS MASTO, MIKE MCKNIGHT, DOUG RIPPEL, DALE E. WILLIAMS, KAREN WINTERHOF, WILLIAM BAKER, ROGER W. DEAN, FRIEDMAN FLEISCHER & LOWE CAPITAL PARTNERS II, L.P., FFL EXECUTIVE PARTNERS II, L.P., and FFL PARALLEL FUND II, L.P., Defendants, and CURO GROUP HOLDINGS CORP., Nominal Defendant. Case No. 2:21-cv-02311-KHV-TJJ Case 2:21-cv-02308-KHV-TJJ Document 35-7 Filed 06/24/22 Page 2 of 6

- 3 - [PROPOSED] ORDER AND FINAL JUDGMENT This matter came before the Court for hearing on , 2022, to consider approval of the proposed settlement (“Settlement”) set forth in the Amended Stipulation of Settlement dated June 24, 2022, and the exhibits thereto (the “Amended Stipulation”). The Court has reviewed and considered all documents, evidence, objections (if any), and arguments presented in support of or against the Settlement. Good cause appearing therefore, the Court enters this Order and Final Judgment (“Judgment”). IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that: Unless otherwise stated herein, all capitalized terms contained in this Judgment shall have the same meaning and effect as stated in the Amended Stipulation. This Court has jurisdiction over the subject matter of the Related Derivative Actions and over the Settling Parties to the Related Derivative Actions. This Court hereby approves the Settlement set forth in the Amended Stipulation and finds that the Settlement is, in all respects, fair, reasonable, and adequate to each of the Settling Parties, CURO Group Holdings Corp. (“CURO”), and Current CURO Shareholders, and hereby finally approves the Settlement in all respects and directs the Settling Parties to perform the terms of the Settlement as set forth in the Amended Stipulation. This Court hereby dismisses the Related Derivative Actions with prejudice and without costs to the Settling Parties, except as otherwise provided below. Upon the Effective Date, Plaintiffs (individually and derivatively on behalf of CURO), CURO, any other Current CURO Shareholders on behalf of CURO, and Plaintiffs’ Counsel shall be deemed to have fully, finally, and forever released, relinquished, and discharged all Released Claims (including Unknown Claims) against the Released Persons. Case 2:21-cv-02308-KHV-TJJ Document 35-7 Filed 06/24/22 Page 3 of 6

- 4 - Upon the Effective Date hereof, the Settling Parties and each of CURO’s shareholders (solely in their capacity as CURO shareholders) are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any of the Released Persons as set forth in and in accordance with the terms of the Amended Stipulation. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Amended Stipulation. Upon the Effective Date, each of the Released Persons shall be deemed to have fully, finally, and forever released, relinquished, and discharged Plaintiffs and Plaintiffs’ Counsel from any and all Defendants’ Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Amended Stipulation. The Court finds that the Notice to Current CURO Shareholders of (I) Pendency and Proposed Settlement of Shareholder Derivative Actions; (II) Settlement Hearing; and (III) Motion for an Award of Attorneys’ Fees and Expenses (the “Notice”) was given in accordance with the Preliminary Approval and Scheduling Order entered on ________, 2022, and that such Notice was reasonable, constituted the most practicable notice under the circumstances to Current CURO Shareholders, complied with the requirements of federal law and due process, and constituted due and sufficient notice of the matters set forth therein. The Court hereby approves the Fee Award, finds that such fee is fair and reasonable, and directs payment of the Fee Award in accordance with the terms of the Amended Stipulation. The Court hereby approves the reasonable service awards, which shall be funded from the Fee Award, finds that such reasonable service awards are fair and reasonable, and Case 2:21-cv-02308-KHV-TJJ Document 35-7 Filed 06/24/22 Page 4 of 6

- 5 - directs payment of the reasonable service awards in accordance with the terms of the Amended Stipulation. During the course of the litigation of the Related Derivative Actions, all Settling Parties and their counsel acted in good faith and complied with Fed. R. Civ. P. 11 and any similar rule or statute. Neither the Amended Stipulation nor the Settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Amended Stipulation or the Settlement, is or may be deemed to be or may be used as: (a) an admission or concession of, or evidence of, the validity of any Released Claim or any fault, wrongdoing, or liability of the Defendants; (b) an admission or concession by Plaintiffs or any CURO shareholder of any infirmity in the claims asserted in the Complaints; or (c) an admission or concession of, or evidence of, any fault, wrongdoing, or liability of any of the Released Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal. The Released Persons may file the Amended Stipulation and/or this Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, equitable estoppel, judicial estoppel, release, good-faith settlement, judgment bar or reduction, or any theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Amended Stipulation and documents executed pursuant, and in furtherance thereof in any action to enforce the Settlement. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over: (a) implementation of this Settlement; and (b) all Settling Parties and the Settling Parties’ counsel hereto for the sole purpose of construing, enforcing, and Case 2:21-cv-02308-KHV-TJJ Document 35-7 Filed 06/24/22 Page 5 of 6

- 6 - administering the Amended Stipulation and this Order and Final Judgment, including, if necessary, setting aside and vacating this Judgment, on motion of a Settling Party, to the extent consistent and in accordance with the Amended Stipulation if the Effective Date fails to occur in accordance with the Amended Stipulation. There is no reason for delay in the entry of this Judgment and immediate entry by the Clerk of the Court is expressly directed by the Court. IT IS SO ORDERED. DATED: HONORABLE KATHRYN H. VRATIL UNITED STATES DISTRICT JUDGE Case 2:21-cv-02308-KHV-TJJ Document 35-7 Filed 06/24/22 Page 6 of 6